Exhibit 24

DIRECTOR’S POWER OF ATTORNEY

The undersigned director of Marshall & Ilsley Corporation designates each of Dennis J. Kuester, John M. Presley and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-4, to which this power of attorney is filed as an exhibit, and any related amendments (including post-effective amendments) and/or supplements to said Form S-4 (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

Dated this 21st day of October, 2004.

/s/ Richard A. Abdoo

Richard A. Abdoo

DIRECTOR’S POWER OF ATTORNEY

The undersigned director of Marshall & Ilsley Corporation designates each of Dennis J. Kuester, John M. Presley and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-4, to which this power of attorney is filed as an exhibit, and any related amendments (including post-effective amendments) and/or supplements to said Form S-4 (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

Dated this 21st day of October, 2004.

/s/ David L. Andreas

David L. Andreas

DIRECTOR’S POWER OF ATTORNEY

The undersigned director of Marshall & Ilsley Corporation designates each of Dennis J. Kuester, John M. Presley and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-4, to which this power of attorney is filed as an exhibit, and any related amendments (including post-effective amendments) and/or supplements to said Form S-4 (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

Dated this 21st day of October, 2004.

/s/ Andrew N. Baur

Andrew N. Baur

DIRECTOR’S POWER OF ATTORNEY

The undersigned director of Marshall & Ilsley Corporation designates each of Dennis J. Kuester, John M. Presley and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-4, to which this power of attorney is filed as an exhibit, and any related amendments (including post-effective amendments) and/or supplements to said Form S-4 (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

Dated this 21st day of October, 2004.

/s/ Jon F. Chait

Jon F. Chait

DIRECTOR’S POWER OF ATTORNEY

The undersigned director of Marshall & Ilsley Corporation designates each of Dennis J. Kuester, John M. Presley and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-4, to which this power of attorney is filed as an exhibit, and any related amendments (including post-effective amendments) and/or supplements to said Form S-4 (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

Dated this 21st day of October, 2004.

/s/ Bruce E. Jacobs

Bruce E. Jacobs

DIRECTOR’S POWER OF ATTORNEY

The undersigned director of Marshall & Ilsley Corporation designates each of Dennis J. Kuester, John M. Presley and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-4, to which this power of attorney is filed as an exhibit, and any related amendments (including post-effective amendments) and/or supplements to said Form S-4 (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

Dated this 21st day of October, 2004.

/s/ Ted D. Kellner

Ted D. Kellner

DIRECTOR’S POWER OF ATTORNEY

The undersigned director of Marshall & Ilsley Corporation designates each of Dennis J. Kuester, John M. Presley and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-4, to which this power of attorney is filed as an exhibit, and any related amendments (including post-effective amendments) and/or supplements to said Form S-4 (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

Dated this 21st day of October, 2004.

/s/ Dennis J. Kuester

Dennis J. Kuester

DIRECTOR’S POWER OF ATTORNEY

The undersigned director of Marshall & Ilsley Corporation designates each of Dennis J. Kuester, John M. Presley and Randall J. Erickson, with the power of substitution, as her true and lawful attorney-in-fact for the purpose of:  (i) executing in her name and on her behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-4, to which this power of attorney is filed as an exhibit, and any related amendments (including post-effective amendments) and/or supplements to said Form S-4 (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in her name and on her behalf in her capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming her signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

Dated this 21st day of October, 2004.

/s/ Katharine C. Lyall

Katharine C. Lyall

DIRECTOR’S POWER OF ATTORNEY

The undersigned director of Marshall & Ilsley Corporation designates each of Dennis J. Kuester, John M. Presley and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-4, to which this power of attorney is filed as an exhibit, and any related amendments (including post-effective amendments) and/or supplements to said Form S-4 (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

Dated this 21st day of October, 2004.

/s/ John A. Mellowes

John A. Mellowes

DIRECTOR’S POWER OF ATTORNEY

The undersigned director of Marshall & Ilsley Corporation designates each of Dennis J. Kuester, John M. Presley and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-4, to which this power of attorney is filed as an exhibit, and any related amendments (including post-effective amendments) and/or supplements to said Form S-4 (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

Dated this 21st day of October, 2004.

/s/ Edward L. Meyer, Jr.

Edward L. Meyer, Jr.

DIRECTOR’S POWER OF ATTORNEY

The undersigned director of Marshall & Ilsley Corporation designates each of Dennis J. Kuester, John M. Presley and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-4, to which this power of attorney is filed as an exhibit, and any related amendments (including post-effective amendments) and/or supplements to said Form S-4 (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

Dated this 21st day of October, 2004.

/s/ San W. Orr, Jr.

San W. Orr, Jr.

DIRECTOR’S POWER OF ATTORNEY

The undersigned director of Marshall & Ilsley Corporation designates each of Dennis J. Kuester, John M. Presley and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-4, to which this power of attorney is filed as an exhibit, and any related amendments (including post-effective amendments) and/or supplements to said Form S-4 (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

Dated this 21st day of October, 2004.

/s/ Robert J. O’Toole

Robert J. O’Toole

DIRECTOR’S POWER OF ATTORNEY

The undersigned director of Marshall & Ilsley Corporation designates each of Dennis J. Kuester, John M. Presley and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-4, to which this power of attorney is filed as an exhibit, and any related amendments (including post-effective amendments) and/or supplements to said Form S-4 (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

Dated this 21st day of October, 2004.

/s/ Peter M. Platten, III

Peter M. Platten, III

DIRECTOR’S POWER OF ATTORNEY

The undersigned director of Marshall & Ilsley Corporation designates each of Dennis J. Kuester, John M. Presley and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-4, to which this power of attorney is filed as an exhibit, and any related amendments (including post-effective amendments) and/or supplements to said Form S-4 (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

Dated this 21st day of October, 2004.

/s/ Robert A. Schaefer

Robert A. Schaefer

DIRECTOR’S POWER OF ATTORNEY

The undersigned director of Marshall & Ilsley Corporation designates each of Dennis J. Kuester, John M. Presley and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-4, to which this power of attorney is filed as an exhibit, and any related amendments (including post-effective amendments) and/or supplements to said Form S-4 (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

Dated this 21st day of October, 2004.

/s/ John S. Shiely

John S. Shiely

DIRECTOR’S POWER OF ATTORNEY

The undersigned director of Marshall & Ilsley Corporation designates each of Dennis J. Kuester, John M. Presley and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-4, to which this power of attorney is filed as an exhibit, and any related amendments (including post-effective amendments) and/or supplements to said Form S-4 (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

Dated this 21st day of October, 2004.

/s/ James A. Urdan

James A. Urdan

DIRECTOR’S POWER OF ATTORNEY

The undersigned director of Marshall & Ilsley Corporation designates each of Dennis J. Kuester, John M. Presley and Randall J. Erickson, with the power of substitution, as her true and lawful attorney-in-fact for the purpose of:  (i) executing in her name and on her behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-4, to which this power of attorney is filed as an exhibit, and any related amendments (including post-effective amendments) and/or supplements to said Form S-4 (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in her name and on her behalf in her capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming her signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

Dated this 21st day of October, 2004.

/s Debra S. Waller

Debra S. Waller

DIRECTOR’S POWER OF ATTORNEY

The undersigned director of Marshall & Ilsley Corporation designates each of Dennis J. Kuester, John M. Presley and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-4, to which this power of attorney is filed as an exhibit, and any related amendments (including post-effective amendments) and/or supplements to said Form S-4 (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

Dated this 21st day of October, 2004.

/s/ George E. Wardeberg

George E. Wardeberg

DIRECTOR’S POWER OF ATTORNEY

The undersigned director of Marshall & Ilsley Corporation designates each of Dennis J. Kuester, John M. Presley and Randall J. Erickson, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of:  (i) executing in his name and on his behalf Marshall & Ilsley Corporation’s Registration Statement on Form S-4, to which this power of attorney is filed as an exhibit, and any related amendments (including post-effective amendments) and/or supplements to said Form S-4 (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

Dated this 21st day of October, 2004.

/s/ James B. Wigdale

James B. Wigdale